Prospectus

                              The World Funds, Inc.


                                    SAND HILL
                                PORTFOLIO MANAGER
                                      FUND


                        Prospectus dated January 2, 2001









This Prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS


RISK RETURN SUMMARY........................1

FEES AND EXPENSES..........................3

OBJECTIVES AND STRATEGIES..................5

RISKS......................................7

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE  9

SHAREHOLDER INFORMATION...................11

PURCHASING SHARES.........................12

DISTRIBUTION ARRANGEMENTS.................13

REDEEMING SHARES..........................14

DISTRIBUTIONS AND TAXES...................18

SHAREHOLDER COMMUNICATIONS................19

FINANCIAL HIGHLIGHTS......................19

2


RISK RETURN SUMMARY

Investment Objective:     Maximize total return.

Principal Investment The Fund seeks to achieve its objective by Strategies: investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries). Equity securities consist of common stocks and securities convertible into common stocks. Debt securities include obligations of governments, instrumentalities and corporations. Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity. The Fund may invest in each of these three asset classes without limit.

Principal       Risks:  The principal  risk of investing in the Fund is that the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                The Fund invests a varying portion of its assets in foreign investments. These foreign invest-ments may involve financial, economic or political risks not ordinarily associated with U.S. securities. With foreign investments, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


Investor Profile: You may want to invest in the Fund if you are seeking to maximize total return and are willing to accept share prices that may fluctuate, some-times significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below provide an indication of the risks of investing in the Fund by showing past performances of the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the Fund's performance has varied from one year to another. The table compares the Fund's average annual total returns for the periods ended December 31, 2000 to the Lipper Global Flexible Portfolio Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Sand Hill Portfolio Manager Fund *

1995  11.63%
1996  19.56%
1997  17.78%
1998    8.11%
1999  19.18%
2000  (2.26%)

[end bar chart]

* During the period shown in the bar chart, the highest return for a calendar quarter was 13.87% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (9.10%) (quarter ending December 31, 2000).

Average Annual Total   One  Three Since
Returns                           Inception
(for period ending    Year  Years (Jan. 2,
Dec. 31, 2000)                      1995)
---------------------------------------------

Sand Hill Portfolio   (2.26%7.99%   12.04%
Manager Fund
Lipper Global
Flexible Portfolio    (1.40%9.55%   14.66%
Fund Index**

**Lipper  Global  Flexible  Portfolio is an unmanaged  index.  The Lipper Global
  Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.


FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Share-holders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases    None
Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees(1)                  None
Exchange Fees(2)                    None

Annual Operating Expenses (Expenses that are deducted from the Fund's assets)

Management Fee                      1.00%
Distribution and Service (12b-1) Fees     None
Other Operating Expenses(3)         0.84%
                                    -----

Total Annual Fund Operating Expenses      1.84%
                                          =====

(1) A shareholder may be charged $10 for each redemption requested by telephone.

(2) A shareholder may be charged a $10 fee for each exchange requested by telephone.

(3)In the interest of limiting expenses of the Fund, Sand Hill Advisor, Inc. (the "Investment Adviser") has voluntarily agreed to waive its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 1.90% through December 31, 2001 (see "Management Organization and Capital Structure").

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent the Fund increases in size, its "Other Operating Expenses" will decline, reflecting economies of scale and its management fee rate is reduced in one step as certain asset levels are reached. See "Management Organization and Capital Structure".

EXAMPLE:

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in addi-tional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

      1 Year   3 Years  5 Years  10 Years
      ------   -------  -------  --------

      $187     $579     $966      $2,159

OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allo-cating its investments among equity securities, debt securities and short-term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, the Adviser seeks to achieve over time a high total return, and a lower price volatility than might be inherent in a more limited asset mix. The portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short-term investments according to the Adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the Investment Adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

The Adviser typically sells portfolio securities for one or more of the following reasons: (1) the investment thesis changes or company funda-mentals deteriorate materially; (2) company management engages in conduct not in the best interest of public shareholders; (3) valuation can no longer be justified given the company's growth prospects (4) a stock appreciates such that it represents a disproportionate percentage of the total portfolio (5) a sector represents a disproportionate percentage of the total portfolio (6) losses are realized in order to reduce taxable capital gains distributions to our shareholders; and (7)funds must be raised to cover redemptions.

Equity securities consist of common stocks as well as warrants, rights and securities which are convertible into common stocks, such as convertible bonds. The Investment Adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the Adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The Adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the Investment Adviser will select. Rather, the Adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment Adviser's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the Adviser deems to be of comparable quality. The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the Adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities.


RISKS

Stock Market Risk: The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Debt Securities Risk: The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Foreign Investing: The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary      Receipts:  In  addition  to  the  risk  of  foreign  investments applicable to the underlying securities,  unsponsored Depositary
                Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S.
                market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

European Currency: Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each partici-pating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly;
                (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company:    The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment Adviser:  Sand Hill Advisors, Inc. (the "Investment Adviser"), 3000
                Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended. The Investment Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.


                Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund and Vice President of the Company, and President and a Director of the Investment Adviser, which was founded in September of 1982 by Ms. Williams.

                Tim B. Barrett has served as co-manager of the Fund with Ms. Williams since January of 1999. Mr. Barrett is also Director of Research for the Investment Adviser. Prior to assuming the role of co-manager, Mr. Barrett was a research analyst for the Investment Adviser and was actively involved in management decisions and portfolio selection.

                The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

                Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average net assets of the Fund; and 0.75% on average net assets of the Fund over $100 million. For the year ended August 31, 2000, the Adviser received $178,818 in advisory fees from the Fund.

                In the interest of limiting the expense ratio of the Fund, the Adviser has voluntarily agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses for the Fund is limited to 1.90% through December 31, 2001. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.


SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last deter-mined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.


PURCHASING SHARES

Investors can purchase Fund shares either directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc.

Share Transactions: You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting the Fund, a broker or dealer authorized by the Distributor to sell shares of the Fund or by contacting Fund Services, Inc., the Cmpany's transfer and dividend disbursing agent (the "Transfer Agent"), at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. There are no sales charges in connection with purchasing or redeeming shares of the Fund. However, a broker or dealer may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with them.

Minimum Investments: The minimum initial investment in the Fund is $25,000 and additional investments must be in amounts of $50 or more. The Fund reserves the right to reject or refuse, at their discretion, any order for the purchase of Fund shares in whole or in part.

By Mail: You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to the Fund, c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

Investing       by Wire:  You may  purchase  shares by  requesting  your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer
                Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete.
                Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.


DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General: The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U. S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed applica-tion for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption      by Mail:  To redeem shares by mail,  send a written  request for redemption,  signed by the  registered  owner(s)  exactly as the account is registered. Certain written requests to redeem shares
                may  require  signature  guarantees.   For  example,   signature
                guarantees may be required if you sell a large number of shares, if your  address of record on the account  application  has been changed within the last 30 days, or if you ask that the proceeds
                to  be  sent  to  a  different  person  or  address.   Signature
                guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer
                Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by        You may redeem your shares by telephone Telephone:
provided that you request this service on your
                initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authoriza-tion is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption      by Wire: If you request that your  redemption  proceeds be wired to you, please call your bank for instruc-tions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature       Guarantees:  To  help  protect  you  and the  Fund  from  fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

                In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or,
                (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

                The following  institutions are acceptable signature guarantors:
                (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form: Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts: Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $25,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $25,000. The Fund will not close your account if it falls below $25,000 solely because of a market decline. The Adviser and the Distributor reserve the right to waive this fee for their clients.

Automatic Investment Existing shareholders, who wish to make regular
Plan:           monthly investments in amounts of $50 or more, may do so
                through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges: You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification or      Excessive trading can adversely impact Fund
Termination:    performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
                The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital     Dividends from net investment income, if any,
Gain Distributions:  are declared annually. The Fund intends to distribute annually any net capital gains.

                Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distribu-tions must be reinvested.

                Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.


DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.


SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are also incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.












                    (This space intentionally left blank.)

                     (This page intentionally left blank.)

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD


                     Years ended August     Period      Years ended December
                             31,              ended             31,
                    ----------------------             -----------------------
                              --                                  -
                      2000        1999      Aug 31,       1997        1996
                                             1998**
                    ----------  ----------  ---------- ----------- -----------
                    ----------  ----------  ---------- ----------- -----------

Net asset value,       $15.73      $13.59      $14.57      $12.79      $11.11
beginning of period
                    ----------  ----------  ---------- ----------- -----------
                    ----------  ----------  ---------- ----------- -----------
Income from
investment
operations-
  Net investment         0.08        0.02        0.06        0.09        0.14
income
  Net realized and
unrealized gain          3.72        3.04      (1.04)        2.20        2.02
  (loss) on
investments
                    ----------  ----------  ---------- ----------- -----------
                    ----------  ----------  ---------- ----------- -----------

  Total from             3.80        3.06      (0.98)        2.29        2.16
investment
                    ----------  ----------  ---------- ----------- -----------
                    ----------  ----------  ---------- ----------- -----------

Less distributions-
  Distributions        (0.05)      (0.07)          --      (0.08)      (0.15)
from net investment
  income
  Distributions
from realized gains    (0.23)      (0.85)          --      (0.43)      (0.33)
  on investments
                    ----------  ----------  ---------- ----------- -----------
                    ----------  ----------  ---------- ----------- -----------

  Total                (0.28)      (0.92)          --      (0.51)      (0.48)
distributions
                    ----------  ----------  ---------- ----------- -----------
                    ----------  ----------  ---------- ----------- -----------

Net asset value,       $19.25      $15.73      $13.59      $14.57      $12.79
end of period
                    ==========              ========== =========== ===========
                    ----------  ==========  ========== =========== ===========

Total Return           24.24%      23.22%     (6.73%)      17.87%      19.57%
                    ==========  ==========  ========== =========== ===========
                    ==========  ==========  ========== =========== ===========









Ratios/Supplemental
Data

Net assets, end of    $22,974     $14,190     $10,370     $10,566      $6,459
period (000s)
Ratio to average
net assets- (A)
  Expenses (B)          1.84%       2.05%      2.08%*       2.08%       2.50%
  Expense               1.84%       1.90%      1.86%*       1.90%       2.00%
ratio-net (C)
  Net investment        0.34%       0.19%      0.62%*       0.71%       1.29%
income
Portfolio turnover     45.85%      39.17%      30.19%      16.48%      32.97%
rate




*  Annualized

** The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated January 2, 2001, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)